                               ASECO CORPORATION
                          500 Donald Lynch Boulevard
                              Marlboro, MA 01752



                                    August 11, 1998



Mr. Sebastian J. Sicari
35 Townsend Farms Road
Boxford, MA 01921

     Re:  Stock Options
          -------------

Dear Sebastian:

     On behalf of the Compensation Committee of the Board of Directors of Aseco Corporation (the "Company") please accept this letter as confirmation that, notwithstanding the terms of the stock option agreements pursuant to which your options to purchase common stock of the Company were granted (Schedule A
                                                              ----------
attached lists your stock options), in the event your employment with the Company is terminated for any reason except for cause (as defined in your Severance Agreement with the Company dated as of December 30, 1996), each of your options shall be exercisable at any time prior to the earlier of (i) the third anniversary of the date your employment with the Company terminates or
(ii) the expiration date of the option.

                                    Sincerely yours,




                                    --------------------------------------
                                    Dr. Sheldon Buckler
                                    Chairman of the Compensation Committee

                                  SCHEDULE A
                                  ----------


 Grant Date     Number of Shares     Exercise Price     Expiration Date
------------   ------------------   ----------------   -----------------

  01/12/94           75,000              $ 5.375           01/12/2004

  05/15/95           10,000              $13.00            05/15/2005

  08/23/96           67,500              $10.375           08/23/96

  10/18/96           22,500              $ 9.875           10/18/2006

  05/10/97           25,000              $ 9.875           05/10/2007

  08/11/98           60,000              $ 3.16            08/11/2008